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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            Form 8-K



                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 25, 1994



                       SPRINT CORPORATION
                       __________________
     (Exact name of registrant as specified in its charter)



          Kansas                1-4721                 48-0457967
          ______                ______                 __________
         (State of           (Commission             (IRS Employer
       Incorporation)        File Number)        Identification Number)




            2330 Shawnee Mission Parkway, Westwood, Kansas 66205
            ____________________________________________________
            (Address of principal executive offices)  (Zip Code)



     Registrant's telephone number, including area code:  (913) 624-3000



               P. O. Box 11315, Kansas City, Missouri 64112
               ____________________________________________
            (Mailing address of principal executive offices)

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Item 5.  Other Events

     On October 25, 1994, the registrant, Tele-Communications Inc. (TCI), Comcast Corporation (Comcast) and Cox Cable (Cox) announced in a press release the formation of a venture packaging local telephone, long distance and wireless communications with cable services into a single offering for consumers and businesses. The joint venture will be owned 40% by the registrant, 30% by TCI and 15% each by Comcast and Cox. The parties have signed definitive wireless agreements and created partnerships to bid jointly for Personal Communications Services
(PCS) licenses to be auctioned by the Federal Communications Commission. The parties have also entered into a joint venture formation agreement, which provides the basis upon which they will develop definitive agreements for their local telephone activities. Additional information concerning the formation of the venture is contained in the news release, a copy of which is filed as Exhibit 99 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          99.   News Release relating to the formation of a Joint
                Venture with Tele-Communications Inc., Comcast
                Corporation and Cox Cable

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           SPRINT CORPORATION



                           By  /s/ Michael T. Hyde
                               ___________________________________
                               Michael T. Hyde
                               Assistant Secretary

Dated:  October 25, 1994

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                          EXHIBIT INDEX

Exhibit
Number                        Exhibit
______                        _______


 99.      News Release relating to the formation of a Joint
          Venture with Tele-Communications Inc., Comcast
          Corporation and Cox Cable